EXHIBIT 10.12

                                 AMENDMENT NO. 3
                                       TO
                              EMPLOYMENT AGREEMENT


                     This AMENDMENT NO. 3, effective as of November 20, 2000 (this "Amendment"), amends the Employment Agreement, dated as of February 1, 2000 (as heretofore amended, the "Agreement"), by and between Joseph J. Kassa ("Executive") and Weiner's Stores, Inc., a Delaware corporation (the "Company").

                     WHEREAS, in accordance with Section 9 of the Agreement, the Executive and the Company desire to amend certain terms of the Agreement on the terms and subject to the conditions hereinafter set forth; and

                     WHEREAS, the Company has filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") and is operating its business and managing its properties as a debtor in possession pursuant to the Bankruptcy Code, and this Amendment has been authorized and approved by an order of the United States Bankruptcy Court for the District of Delaware dated November 20, 2000; and

                     WHEREAS, this Amendment shall be effective as of the date hereof;

                     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and affirmed, the parties hereto agree as follows:

                         1. AMENDMENTS TO THE AGREEMENT

                     1.1 Definitions. All capitalized terms used in this Amendment and not otherwise defined herein are used herein as defined in the Agreement.

                     1.2 Amendment to Section 6.c. Clause (iii) of the first sentence of Section 6.c of the Agreement is hereby amended to read in its entirety as follows:

                     "(iii) if the Company terminates the Executive's employment Without Cause pursuant to Section 5a(5) or due to the Executive's resignation for Good Reason pursuant to Section 5a(6) at any time during the Term of Employment, then the Company shall make a single lump sum payment within twenty (20) days after the Date of Termination in an amount equal to one hundred twenty-five percent (125%) of twelve (12) months of the Executive's then current base salary".

                     1.3 Amendment to Section 6.d. Clause (iii) of the first sentence of Section 6.d of the Agreement is hereby amended to read in its entirety as follows:

                     "(iii) a single lump sum payment within twenty (20) days after the Date of Termination in an amount equal to one hundred twenty-five percent (125%) of twelve (12) months of the Executive's then current base salary".


                       2. REPRESENTATIONS AND WARRANTIES

           Each party to this Amendment represents and warrants to the other as follows:

           2.1 The execution, delivery and performance by such party of this Amendment and the performance by such party of the Agreement as amended hereby
(i) have been duly authorized by all necessary corporate action, if any, and
(ii) do not and will not contravene its organizational documents, if applicable, or any applicable law. Such party has all requisite corporate or other power and authority to enter into this Amendment and to perform its obligations hereunder and under the Agreement, as amended hereby.

           2.2 This Amendment and the Agreement, as amended hereby, constitute the legal, valid and binding obligations of such party, enforceable against such party in accordance with their terms.


                                3. MISCELLANEOUS

           3.1 This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

           3.2 Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

           3.3 This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to its conflict of laws principles.

           3.4 Except as herein expressly amended, the Agreement and any other documents executed and delivered in connection therewith are each ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

           IN WITNESS WHEREOF, the parties hereto have executed this Amendment, or caused this Amendment to be executed by their officer thereunto duly authorized, as applicable, as of the day and year first above written.



                                       EXECUTIVE:

                                       /s/ Joseph J. Kassa
                                       ----------------------------------------
                                       Joseph  J. Kassa




                                       WEINER'S STORES, INC.

                                       By: /s/ Raymond J. Miller
                                           ------------------------------------
                                           Raymond J. Miller
                                           Chief Executive Officer





                                       3